                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 16, 2002


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                     000-12471                  84-0731006
         --------                     ---------                  ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)

                             4801 NORTH 63RD STREET
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         No.      Description

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of Colorado MEDtech, Inc. to be used at meetings with investors and shareholders beginning September 16, 2002 and to be used from time to time thereafter.

ITEM 9. REGULATION FD DISCLOSURE

         On September 16, 2002, the President and Chief Executive Officer and the company's Chief Financial Officer began meetings with investors, shareholders and analysts. A copy of the presentation materials that were used at those meetings and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 16th day of September, 2002.


                                       COLORADO MEDTECH, INC.


                                       By: /s/ Peter J. Jensen
                                          --------------------------------------
                                          Peter J. Jensen
                                          Vice President



                                      -3-
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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER    DESCRIPTION
        -------   -----------
        99.1      Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of
                  Colorado MEDtech, Inc. to be used at meetings with investors and shareholders beginning September 16, 2002 and to be used from time to time thereafter.